UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, the Company held its Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the close of business on April 20, 2026, the record date for the 2026 Annual Meeting, there were (i) 82,094,894 shares of Common Stock issued and outstanding, each share entitled to one vote, (ii) 35,792 shares of Series B Preferred Stock, par value of $0.0001 per share (the “Series B Preferred Stock”), issued and outstanding, each share of Series B Preferred Stock entitled to 0.97 votes, and (iii) 159,270 shares of Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), issued and outstanding, each share of Series C Preferred Stock entitled to 1.3 votes, constituting all outstanding voting securities of the Company entitled to vote at the 2026 Annual Meeting.
At the 2026 Annual Meeting, the holders of shares of the Company’s Common Stock, Series B Preferred Stock, and Series C Preferred Stock, representing 53,906,796 votes in aggregate, were present in person or by proxy, constituting a quorum. A description of each matter voted upon at the 2026 Annual Meeting is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on April 30, 2026. The final votes on the proposals presented at the 2026 Annual Meeting are set forth below.
Proposal 1: To elect three nominees to serve as Class II directors for a three-year term expiring at the 2029 annual meeting of stockholders. Each of the nominees listed below has been elected to serve as a Class II director on the Company’s board of directors for a three-year term expiring at the 2029 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bruce Brown	31,623,445	3,658,598	18,624,753
John Hewitt	32,998,141	2,293,902	18,624,753
Catriona Fallon	35,074,494	207,549	18,624,753

Proposal 2: To ratify the appointment of Withum Smith+Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The ratification was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions
53,604,019	50,044	252,733

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: June 18, 2026	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer